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                                                                  EXHIBIT 99(C)


P
                         EQUITABLE OF IOWA COMPANIES
R
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
O
                               OCTOBER __, 1997
X
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Y

        The undersigned hereby appoints FRED S. HUBBELL, PAUL E. LARSON AND
JOHN A. MERRIMAN, and each of them as Proxies, with power of substitution in each, to vote all shares of the Common Stock of Equitable of Iowa Companies
(the "Company"), which the undersigned is entitled to vote at the Special
Meeting of Shareholders of the Company to be held on October __, 1997, at ____
_.m., Des Moines local time, and at any adjournment thereof, on all matters set forth in the Notice of Special Meeting and Prospectus/Proxy Statement dated
September __, 1997, a copy of which has been received by the undersigned, as follows:





                             FOLD AND DETACH HERE







                                  EQUITABLE
                                     OF IOWA COMPANIES

                                                            September __, 1997

Dear Shareholder:

The Special Meeting of Shareholders of Equitable of Iowa Companies will be held in the Governor's Room of the Des Moines Club, 33rd Floor Ruan Center, Seventh and Grand Avenue, Des Moines, Iowa, on October __, 1997, at _____ _.m., Des
Moines local time. At the meeting Shareholders will vote on the proposed Merger of the Company with and into a wholly-owned subsidiary of ING Groep N.V.


It is important that your shares are represented at this meeting. Whether or not you plan to attend the meeting, please review the enclosed Proxy
Statement/Prospectus, complete the attached proxy form below, and return it promptly in the envelope provided.


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/X/ Please mark your
    votes as in this
    example.

This proxy will be voted as directed or, if no direction is given, will be voted FOR each of the matters stated.

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
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THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

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                                                                                        FOR            AGAINST        ABSTAIN
                                                                                  ---------------  --------------  -------------
1.  Approval of the Agreement and Plan of Merger, ("Merger Agreement")
    dated July 7, 1997, by and among the Company, ING Groep N.V. ("ING")
    and PFHI Holdings, Inc. (a wholly-owned subsidiary of ING).
                                                                                  ---------------  --------------  -------------
                                                                                  ---------------  --------------  -------------

2.  The Proxies are authorized to vote upon such procedural matters as may properly come before the meeting as they determine to be in the best interests of the Company.
                                                                                  ---------------  --------------  -------------
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



Signature(s)                                           Date
            ------------------------------------------     --------------
IMPORTANT:  PLEASE MARK THIS PROXY, DATE, SIGN EXACTLY AS YOUR NAME(S) APPEAR(S)
            AND RETURN IN THE ENCLOSED ENVELOPE. IF SHARES ARE HELD JOINTLY, SIGNATURE SHOULD INDICATE THAT STATUS. TRUSTEES AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD SO INDICATE.

The signer hereby revokes all proxies herefore given by the signer to vote at said meeting or any adjournments thereof.


                             FOLD AND DETACH HERE


                   PLEASE COMPLETE, DATE, SIGN AND MAIL THIS
                      PROXY CARD IN THE ENVELOPE PROVIDED